                                                              EXHIBIT 10.6

                     AMENDED AND RESTATED RIGHTS AGREEMENT
                     -------------------------------------


  THIS AMENDED AND RESTATED RIGHTS AGREEMENT (the "Agreement") is entered into effective as of the 29th day of August, 1995, by and among Enact Health Management Systems, a California corporation (the "Company"), the undersigned existing holders of Series A and Series B Preferred Stock of the Company (the "Existing Preferred Shareholders"), the undersigned new holders of Series C Preferred Stock (the "New Preferred Shareholders") and the undersigned holders of Common Stock of the Company (the "Founders").


                                    RECITALS
                                    --------

  A. Between April, 1993 and September, 1994 the Company entered into Preferred Stock Purchase Agreements with the Existing Preferred Shareholders which contained certain registration rights.

  B. The Company, the Existing Preferred Shareholders and the Founders have previously entered into an Amended and Restated Rights Agreement, dated September 9, 1994 which granted certain registration and co-sale rights.

  C. It is intended that the Company will grant the rights set forth below to the New Preferred Shareholders.

  D. It is further intended that the Existing Preferred Shareholders and the Founders be granted the rights set forth below, and that the registration and co-sale rights previously granted to the Existing Preferred Shareholders and the Founders be replaced and superseded by the registration and co-sale rights set forth below.

  NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants herein contained, the parties hereby agree as follows:

  1.   Registration Rights.
       -------------------

       1.1  Definitions. As used in this Section 1, the following terms shall
            -----------
have the following respective meanings:

            (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

          (b) The term "Registrable Securities" means (i) any and all of the common stock issuable upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Convertible Note (the "Convertible Note") executed by the Company in favor of ALZA Corporation dated August 30, 1996 (hereafter, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall be referred to as the "Preferred Shares"), and common stock held by the Founders, (ii) common stock issued in lieu of the stock referred to in (i) above in any reorganization which has not been sold to the public, or (iii) common stock issued with respect to the stock referred to in (i) above as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public.

          (c) The terms "Holder" or "Holders" means any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 1.11 hereof who hold Registrable Securities.

          (d)  The term "SEC" means the Securities and Exchange Commission.

     1.2  Request for Registration.
          ------------------------

          (a) If the Company shall receive no earlier than the first to occur of six (6) months after the effective date of the Company's initial public offering or three (3) years from August 29, 1995, the closing date of the Series C Preferred Stock financing a written request from the Holders of a majority of the Registrable Securities then outstanding, not including shares held by the Founders, that the Company file a registration statement under the Securities Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 7 hereof.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder, provided that in the event of such a cutback, the number of Registrable Securities held by the Founders shall be included based on the assumption that each Founder holds only one half the number of Registrable Securities actually held by such Founder.

          (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.2.

          (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

     1.3  Company Registration.
          --------------------

          (a)  Participation in Company Registration.  If at any time or from
               -------------------------------------
time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders (other than a registration relating solely to employee stock option or purchase plans, or a registration on SEC Form S-4 relating solely to an SEC Rule 145 transaction, or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.3(b) below.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.3(a)(i). In such event the right of any Holder to registration pursuant to subsection 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting, provided that the Common Stock that is not Registrable Securities (other than the Common Stock to be sold by the Company) shall first be excluded from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.3(a)(i) above. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          1.4  Form S-3.  The Company shall use its best efforts to qualify for
               --------
registration on SEC Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of Shares by such Holders), subject only to the following:

               (a) The Company shall not be required to effect a registration pursuant to this Section 1.4 within one hundred eighty (180) days of the effective date of any other registration of the Company's securities.

               (b) The Company shall not be required to effect a registration pursuant to this Section 1.4 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least One Million Dollars ($1,000,000).

               (c) If the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 1.4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of subsection 1.2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

          1.5  Lock-Up Provision.  Upon receipt of a written request by the
               -----------------
Company or by its underwriters, the Holders agree not to sell, sell short, grant an option to buy, or otherwise dispose of their shares of common stock issued or issuable upon conversion of the Preferred Shares (except for any such shares included in the registration) for the period from the date of receipt of such request but not prior to the filing of the initial registration statement for the Company's securities to one hundred eighty (180) days after the date of its effectiveness, provided that the Company's officers, directors and key employees enter into similar agreements not to dispose of their shares during the same time period. Notwithstanding the foregoing, nothing herein shall prevent any Holder that is a partnership from making a distribution of Registrable Securities to the partners thereof that is otherwise in compliance with applicable securities laws. The restriction of this Section 1.5 shall not apply after the second public offering of the Company's securities and shall lapse after the initial public offering as to any Holder at the time such Holder holds less than 1% of the outstanding shares of the Company.

          1.6  Expenses of Registration.  All expenses incurred in connection
               ------------------------
with any registration, qualification or compliance pursuant to this Section 1, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:

               (a) The Company shall not be required to pay fees or disbursements of legal counsel of the Holders other than one special counsel to represent all Holders to be selected by a majority of the Holders participating in the registration .

               (b) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

          1.7  Registration Procedures.  In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Keep such registration, qualification or compliance pursuant to Sections 1.2, 1.3 or 1.4 effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

               (b) Furnish such number of prospectuses, including a preliminary prospectus, in conformity with the Securities Act, and other documents incident thereto as a Holder from time to time may reasonably request.

               (c) Prepare and file with the SEC such amendments and supplements to the registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (d) Use its best efforts to register and qualify the securities covered by the registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligation under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          1.8  Indemnification.
               ---------------

               (a) The Company will indemnify each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling or under common control with such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder shall be liable under this subsection 1.8(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

               (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, expense, damage or liability referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, expense, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such claim, loss, expense, damage or liability as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          1.9  Information by Holder.  The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          1.10  Limitations on Registration Rights Granted to Other Securities.
                --------------------------------------------------------------
From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any registration or co-sale rights, except that, with the consent of the Holders of 66 2/3% of the Registrable Securities then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement.

          1.11  Rule 144 Reporting.  With a view to making available to Holders
                ------------------
the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public to:

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                (b) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 as amended (the "Exchange Act"); and

                (c) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

          1.12  Transfer of Registration Rights.  Holders' rights to cause the
                -------------------------------
Company to register their securities and keep information available, granted to them by the Company under Sections 1.2, 1.3, 1.4 and 1.10, may be assigned to a transferee or assignee of not less than 50,000 shares of a Holder's Registrable Securities not sold to the public, provided that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and such transferee has agreed to comply with the obligations of this Section 1.

          1.13  Waivers and Amendments.  With the written consent of the record
                ----------------------
or beneficial holders of more than 66 2/3% of the Registrable Securities, the obligations of the Company and the rights of the holders of the Registrable Securities under Section 1 (other than Subsection 1.4) may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of
Section 1; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. Except to the extent provided in this Section 1.13, Section 1 may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          1.14 Termination.  The rights granted in this Section 1 shall not
               -----------
apply as to each Holder, on a Holder by Holder basis, in any period in which a Holder may sell all Registrable Securities then owned by the Holder pursuant to the provisions of Rule 144, other than Rule 144(k).

     2.   Co-Sale Rights.  None of the Holders will sell, transfer or exchange
          --------------
("transfer") any shares of the Company's stock for consideration to any person who such Holder knows (based on a written notice provided to such Holder by the Company) will hold, after such sale, 5% or more of the outstanding stock of the Company (calculated on a fully-diluted basis) without first complying with this
Section 2. In the event of any such transfer, the Holder proposing to make such transfer shall give the other Holders (the "Other Holders") the opportunity to participate pro rata in such transfer based on such Holder's and the Other Holders' relative total percentage ownership of the Company. A Holder desiring to sell shares shall give written notice to each Holder of the terms of the proposed transfer. Each Other Holder shall give written notice to such Holder of the Other Holder's election to participate in such transfer in accordance with the proposed terms within twenty-one (21) days after receipt of the notice. If no other Holders elect to participate, such Holder shall be entitled to sell the shares specified in, and according to the terms of, the notice within ninety
(90) days from the date of the sending of the notice. The right of co-sale set forth in this Section 2 shall terminate immediately prior to the first sale of the Company's common stock in a public offering transaction that, along with any prior public offerings of the Company's common stock, results in aggregate proceeds to the Company and/or any selling shareholders of at least $5,000,000. In the event of any conflict between the rights set forth herein and any rights of first refusal held by the Company, the Company's right shall take precedence over the rights herein, and the rights shall apply only to the extent the Company does not exercise its rights.

     3.   Amendment.  Except as provided in Section 1.12, any modification,
          ---------
amendment, or waiver of this Agreement or any provision hereof shall be in writing and executed by Holders (as defined in Section 1.1 hereof) of not less than 66 2/3% of the Registrable Securities (as defined in Section 1.1 hereof); provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities.

     4.   Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     5.   Successors and Assigns. Except as otherwise expressly provided herein,
          ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     6.   Entire Agreement; Termination of Prior Rights Agreement.  This
          -------------------------------------------------------
Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. The registration rights previously granted to the Existing Preferred Shareholders and the Founders pursuant to the Amended and Restated Rights Agreement dated September 9, 1994 are hereby terminated and shall be of no further force and effect.

     7.   Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall either be delivered personally or by telegram or be mailed first class mail, postage prepaid, addressed (a) if to a Holder, at such person's address set forth in the records of the Company or at such other address as such person shall have furnished to the Company in writing, or (b) if to the Company: Enact Health Management Systems, 421 Jacaranda Lane, Palo Alto, California 94306, Attention: Mr. Matt Sanders or at such other address as the Company shall have furnished to the parties in writing. All notices shall be deemed effective (a) when received, if personally delivered or sent by telegram, or (b) three days after deposit in the mail, if mailed as set forth above.

     8.   Separability.  In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     9.   Titles and Subtitles.  The titles of the sections and subsections
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

THE FOUNDERS                            THE COMPANY


Matt Sanders                            By /s/ Matt Sanders
                                           ------------------------
                                           Matt Sanders, President

Chris Tacklind


Geoffrey Walne

EXISTING PREFERRED                      NEW PREFERRED SHAREHOLDERS
                                        SHAREHOLDERS



Print Name                              Print Name



Signature                               Signature



Address                                 Address